UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
(Amendment No. 2)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	11/4/2024
Magnera Corporation
______________________________________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	001-03560	23-0628360

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9335 Harris Corners Pkwy, Ste 300, Charlotte, North Carolina		28269

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code:		866 744-7380

Glatfelter Corporation
4350 Congress Street, Suite 600, Charlotte, North Carolina 28269
______________________________________________________________________
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MAGN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On November 5, 2024, Magnera Corporation (“Magnera” or the “Company”), formerly known as Glatfelter Corporation (“Glatfelter”), filed with the Securities and Exchange Commission (the “SEC”) a Current Report on Form 8-K (as amended on November 20, 2024, the “Initial 8-K”) to disclose that the Company had completed the previously announced transactions contemplated by (i) that certain RMT Transaction Agreement, dated as of February 6, 2024 (the “RMT Transaction Agreement”), by and among Glatfelter, Berry Global Group, Inc. (“Berry”), Treasure Merger Sub I, Inc., a wholly owned subsidiary of Glatfelter (“First Merger Sub”), and Treasure Merger Sub II, LLC, a Delaware limited liability company and wholly owned subsidiary of Glatfelter (“Second Merger Sub” and together with First Merger Sub, the “Merger Subs”), and Treasure Holdco, Inc., a Delaware corporation and a wholly owned subsidiary of Berry (“Spinco”), and (ii) certain other agreements in connection with the transactions contemplated by the RMT Transaction Agreement.

Among other things, (i) Berry separated the business, operations and activities that constituted its global nonwovens and hygiene films business (the “HHNF Business”) from Berry’s other businesses pursuant to which certain assets and liabilities constituting the HHNF Business were transferred to Spinco and certain excluded assets and liabilities unrelated to the HHNF Business were transferred to Berry or other non-Spinco subsidiaries of Berry, subject to certain exceptions set forth in the Separation Agreement, and (ii) First Merger Sub merged with and into Spinco, with Spinco surviving as a direct wholly owned subsidiary of the Company, immediately following which, Spinco merged with and into Second Merger Sub, with Second Merger Sub surviving as a limited liability company and a direct wholly owned subsidiary of the Company (collectively, the “Transactions”).

This Current Report on Form 8-K/A amends the Initial 8-K to incorporate by reference certain disclosures from Spinco’s Annual Report on Form 10-K, filed with the SEC on December 23, 2024 (the “Spinco 10-K”) into the Company’s filings under the Securities Act of 1933, as amended.

Item 8.01 Other Events.

The disclosures from the Spinco 10-K set forth under “Part I, Item1A, Risk Factors” and “Part II, Item7, Management’s Discussion and Analysis of Financial Condition and Results of Operations” filed herewith and attached hereto as Exhibit 99.2 and Exhibit 99.3, respectively, are incorporated by reference herein.

The audited combined balance sheets of Spinco as of September 28, 2024 and September 30, 2023, the related combined statements of operations, comprehensive income (loss), cash flows and changes in parent invested equity for each of the three years in the period ended September 28, 2024, the related notes thereto, and the report of independent registered public accounting firm thereon filed as Exhibit 99.4 hereto are incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K and the exhibits attached hereto contain “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.
You can identify forward-looking statements because they contain words such as “believes,” “expects,” “may,” “will,” “should,” “would,” “could,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” “projects,” “outlook,” “anticipates” or “looking forward,” or similar expressions that relate to strategy, plans, intentions, or expectations.
These statements include, but are not limited to, statements about the benefits of the Transactions, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of management and are subject to significant risks and uncertainties outside of their control. Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements are the following: risks that the anticipated tax treatment of the Transactions is not obtained; risks related to litigation brought in connection with the Transactions; the risk that the integration of the combined company is more difficult, time consuming or costly than expected; risks related to financial community and rating agency perceptions of each the parties to the Transactions and their respective business, operations, financial condition and the industry in which they operate; risks related to disruption of management time from ongoing business operations due to the Transactions; failure to realize the benefits expected from the Transactions; effects of the completion of the Transactions on the ability of the parties to retain customers and retain and hire key personnel and maintain relationships with their counterparties, and on their operating results and businesses generally. Actual results may differ materially from those that are expected due to a variety of factors. These risks, as well as other risks associated with the Transactions, are more fully discussed in the proxy statement/prospectus, registration statement on Form S-4 and the registration statement on Form 10 filed with the SEC in connection with the Transactions. Discussions of additional risks and uncertainties are contained in Berry Global Group Inc.’s, Spinco’s and Magnera Corporation’s filings with the SEC. Any forward-looking statements speak only as of the date of this Current Report on Form 8-K. Neither Magnera Corporation, Spinco, nor Berry Global Group Inc. is under any obligation, and each expressly disclaims any obligation, to update, alter, or otherwise revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events, or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.
Item 9.01 Financial Statements and Exhibits.
d)Exhibits.

Exhibit Number	Description
23.1	Consent of Ernst & Young LLP
99.2	Risk Factors of Spinco and the HHNF Business (incorporated by reference to Spinco’s Annual Report on Form 10-K (File No. 000-56679) for the fiscal year ended September 28, 2024).
99.3
Management’s Discussion and Analysis of Financial Condition and Results of Operations of Spinco and the HHNF Business as of and for the fiscal years ended September 28, 2024 and September 30, 2023 (incorporated by reference to Spinco’s Annual Report on Form 10-K (File No. 000-56679) for the fiscal year ended September 28, 2024).

99.4
Audited combined financial statements of Spinco as of September 28, 2024 and September 30, 2023 and for the three years ended September 28, 2024 and report of independent registered public accounting firm thereon (incorporated by reference to Spinco’s Annual Report on Form 10-K (File No. 000-56679) for the fiscal year ended September 28, 2024).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
The information furnished in this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNERA CORPORATION

January 31, 2025	By:	/s/ Jill L. Urey
Jill L. Urey
Executive Vice President, General Counsel and Corporate Secretary